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                                                       Registration No. 33-43994
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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM S-3
                        POST-EFFECTIVE AMENDMENT NO. 1 TO
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

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                              THE MEAD CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

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             Ohio                                       31-0535759
(State or Other Jurisdiction of                      (I.R.S. Employer
Incorporation or Organization)                     Identification Number)

                             Mead World Headquarters
                           Courthouse Plaza Northeast
                               Dayton, Ohio 45463
                                  937-495-6323
  (Address, including zip code, and telephone number, including area code, of
                    Registrant's principal executive office)

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                              David L. Santez, Esq.
                               Assistant Secretary
                              The Mead Corporation
                             Mead World Headquarters
                           Courthouse Plaza Northeast
                               Dayton, Ohio 45463
                                  937-495-6323

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                              --------------------

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         This Post-Effective Amendment No. 1 is being filed by The Mead
Corporation, an Ohio corporation (the "Registrant"), for the purpose of removing from registration any debt securities registered on the Registrant's Registration Statement on Form S-3 (Reg. No. 33-43994) hereunder which remain unsold as of the date hereof.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dayton, State of Ohio, as of November 30, 2000.

                                        THE MEAD CORPORATION



                                        By /s/ Peter H. Vogel, Jr.
                                           -------------------------------------
                                           Peter H. Vogel, Jr.
                                           Vice President, Finance and Treasurer
                                           (Principal Accounting Officer)














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